UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2013

CECO Environmental Corp.

(Exact Name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-7099 (Commission File Number)	13-2566064 (IRS Employer Identification No.)

4625 Red Bank Road Cincinnati, OH	45227
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 458-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 8, 2013, CECO Environmental Corp. (the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2013. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference.

The information in this Item 2.02, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

The information set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference in this Item 8.01.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title
99.1	Press Release dated May 8, 2013.

Safe Harbor

Any statements other than statements of historical facts, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “plan, “target,” “project,” “should,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include but are not limited to the ability of the CECO Environmental Corp. (the “Company”) to complete the Met-Pro Corporation (“Met-Pro”) acquisition and successfully integrate the operations of Met-Pro and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of the Company and Met-Pro, including economic and financial market conditions generally and economic conditions in the Company and Met-Pro’s service areas; dependence on fixed price contracts and the risks associated therewith, including actual costs exceeding estimates and method of accounting for contract revenue; fluctuations in operating results from period to period due to seasonality of the business; the effect of growth on the Company’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation; changes in or developments with respect to any litigation or investigation; the potential for fluctuations in prices for manufactured components and raw materials; the substantial amount of debt in connection with the acquisition and the Company’s ability to repay or refinance it or incur additional debt in the future; the impact of federal, state or local government regulations; economic and political conditions generally; and the effect of competition in the air pollution control and industrial ventilation industry. These and other risks and uncertainties are discussed in more detail in the Company’s and Met-Pro’s filings with the Securities and Exchange Commission, including our respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management’s ability to control or predict. All forward-looking statements attributable to the Company, Met-Pro or persons acting on behalf of each of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication and the companies’ filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Important Information for Investors and Stockholders

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. This communication is not a substitute for the joint proxy statement/prospectus the Company and Met-Pro will file with the SEC. INVESTORS IN THE COMPANY OR MET-PRO ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS, WHICH WILL CONTAIN IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS, WHEN IT BECOMES AVAILABLE. The joint proxy statement/prospectus and other documents that will be filed by the Company and Met-Pro with the SEC will be available free of charge at the SEC’s website, www.sec.gov, or by directing a request when such a filing is made to CECO Environmental Corp., 4625 Red Bank Road, Suite 200, Cincinnati, Ohio 45227, Attention: Investor Relations; or to Met-Pro Corporation, 160 Cassell Road, Harleysville, Pennsylvania 19438, Attention: Investor Relations. A final joint proxy statement/prospectus will be mailed to the Company’s stockholders and shareholders of Met-Pro.

Proxy Solicitation

The Company and Met-Pro, and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed transactions. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2013 annual meeting of stockholders and the Company’s 10-K for the year ended December 31, 2012. Information about the directors and executive officers of Met-Pro is set forth in the proxy statement for Met-Pro’s 2013 annual meeting of shareholders. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading the joint proxy statement/prospectus for such proposed transactions when it becomes available.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2013	CECO Environmental Corp.

	By:	/s/ Benton L. Cook
Benton L. Cook
Interim Chief Financial Officer

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